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                                                                    Exhibit 4(a)
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
-------------
  NUMBER
C                    C O M M ON  S T O C K
-------------                                                                  C O M M O N  S T O C K
                      THIS CERTIFICATE IS
                       TRANSFERABLE IN                 [PHOTO]                    ---------------
                      CLEVELAND, OHIO OR                                               SHARES
                     IN NEW YORK, NEW YORK    [LOGO] CONSOLIDATED STORES
                                                     CORPORATION                  ---------------
                     INCORPORATED UNDER THE
                     LAWS OF THE STATE OF                                        SEE REVERSE FOR
                           DELAWARE                                            CERTAIN DEFINITIONS

                                                                                CUSIP 089302 10 3


                    ----------------------------------------------------------------------------------------------
                    | THIS CERTIFIES THAT                                                                         |
                    |                                                                                             |
                    |                                                                                             |
                    |                                                                                             |
                    |                                                                                             |
                    |                                                                                             |
                    | IS THE OWNER OF                                                                             |
                    ----------------------------------------------------------------------------------------------

                         FULLY PAID and NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF


                    CONSOLIDATED STORES CORPORATION, TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY
                    DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

                         THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED
                    BY THE REGISTRAR.

                         WITNESS THE FACSIMILE SEAL OF THE COMPANY AND THE FACSIMILE SIGNATURES OF ITS DULY
                    AUTHORIZED OFFICERS.

                         NAME CHANGED TO BIG LOTS, INC.

                         STATE OF INCORPORATION CHANGED TO OHIO


                         DATED

                  COUNTERSIGNED AND REGISTERED:
                         NATIONAL CITY BANK          TRANSFER AGENT
CONSOLIDATED              (CLEVELAND, OHIO)            AND REGISTRAR
   STORES
 CORPORATION      BY

CORPORATE SEAL                                  AUTHORIZED SIGNATURE     /s/ Charles W. Haubiel    /s/ Michael J. Potter
  DELAWARE                                                               ----------------------    ----------------------
--------------                                                            SECRETARY                CHAIRMAN OF THE BOARD


BANKNOTE
CORPORATION
OF AMERICA

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
        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN CONSOLIDATED
STORES CORPORATION (THE "COMPANY") AND NATIONAL CITY BANK (THE "RIGHTS AGENT"), DATED AS OF APRIL 6, 1999 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES
AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS
AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM - as tenants in common                     UNIF GIFT MIN ACT - __________________ Custodian _____________
                                                                                  (Cust)                      (Minor)
        TEN ENT - as tenants by the entireties
                                                                               under Uniform Gifts to Minors
        JT TEN  - as joint tenants with right of
                  survivorship and not as tenants                              Act ______________________________________
                  in common                                                                      (State)

                              Additional abbreviations may also be used though not in the above list.


         For value received, _________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

        ----------------------------------------

        ----------------------------------------

        _________________________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

        _________________________________________________________________________________________

        _________________________________________________________________________________________

        __________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
        _________________________________________________________________________________Attorney
        to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

        Dated,_______________________

                                            ________________________________________________________
                                               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                     NOTICE:   IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                               MENT OR ANY CHANGE WHATEVER.


                   IMPORTANT

       A NOTARY SEAL IS NOT ACCEPTABLE. THE
       SIGNATURE(S) MUST BE GUARANTEED BY
       AN ELIGIBLE GUARANTOR INSTITUTION
       SUCH AS A COMMERCIAL BANK, TRUST
       COMPANY, SAVINGS AND LOAN, CREDIT
       UNION OR BROKER WITH MEMBERSHIP IN
       AN APPROVED SIGNATURE GUARANTEE
       MEDALLION PROGRAM, PURSUANT TO
       SEC RULE 17AD-15.
                                            _________________________________________________________
                                             Medallion Signature(s) guarantee:

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